UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2007

Warner Music Group Corp.

(Exact name of Co-Registrant as specified in its charter)

Delaware	001-32502	13-4271875
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

75 Rockefeller Plaza, New York, New York	10019
(Address of principal executive offices)	(Zip Code)

Co-Registrant’s telephone number, including area code: (212) 275-2000

WMG Acquisition Corp.

(Exact name of Co-Registrant as specified in its charter)

Delaware	333-121322	68-0576630
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

75 Rockefeller Plaza, New York, New York	10019
(Address of principal executive offices)	(Zip Code)

Co-Registrant’s telephone number, including area code: (212) 275-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Co-Registrant’s under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS.

On April 24, 2007, Warner Music Group Corp. (“WMG”) and Bertelsmann AG jointly announced a settlement of contingent claims held by WMG relating to Bertelsmann’s relationship with Napster in 2000-2001. A copy of the press release is attached at Exhibit 99.1 hereto.

The settlement covers the resolution of the related legal claims against Bertelsmann by WMG’s recorded music and music publishing businesses. As part of the settlement, WMG will receive $110 million. Bertelsmann admits no liability in making this settlement.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits. The following Exhibit is furnished as part of this Current Report on Form 8-K.

Exhibit No.	Description
99.1	Press release issued by Warner Music Group Corp. on April 24, 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Co-Registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

Warner Music Group Corp.

Date: April 24, 2007	By:	/s/ Michael D. Fleisher
Michael D. Fleisher
Chief Financial Officer

WMG Acquisition Corp.

Date: April 24, 2007	By:	/s/ Michael D. Fleisher
Michael D. Fleisher
Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued by Warner Music Group Corp. on April 24, 2007.

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